Exhibit C.12

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Brian G. Sweeney and Dennis H. Javer, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked, other than the Power of Attorney, dated January 12, 2010, previously granted by the undersigned to Lawrence J. Burian and Robert M. Pollichino with respect to the undersigned holdings of and transactions in securities issued by the Company, which shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of June, 2017.

By:	/s/ Charles F. Dolan
Charles F. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Brian G. Sweeney and Dennis H. Javer, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of June, 2017.

By:	/s/ Helen A. Dolan
Helen A. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

By:	/s/ Deborah A. Dolan-Sweeney
Deborah A. Dolan-Sweeney

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

By:	/s/ Marianne Dolan Weber
Marianne Dolan Weber

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

By:	/s/ Mary S. Dolan
Mary S. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of August, 2017.

By:	/s/ Matthew J. Dolan
Matthew J. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Charles F. Dolan, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

By:	/s/ David M. Dolan
David M. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked, other than the Power of Attorney, dated December 11, 2015, previously granted by the undersigned to Lawrence J. Burian and Mark C. Cresitello with respect to the undersigned holdings of and transactions in securities issued by the Company, which shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of November, 2017.

By:	/s/ Paul J. Dolan
Paul J. Dolan

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Thomas C. Dolan and Marianne E. Dolan Weber, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as a beneficial owner of stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”), and (iii) a Form ID and any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file a Section 13 Schedule or a Section 16 Form electronically (a “Form ID”, and, together with a Section 13 Schedule and Section 16 Form, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of November, 2017.

CHARLES F. DOLAN 2009 REVOCABLE TRUST

By:	/s/ Charles F. Dolan
Charles F. Dolan, Trustee

By:	/s/ Brian G. Sweeney
Brian G. Sweeney, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of December, 2017.

CHARLES F. DOLAN CHILDREN TRUST FBO JAMES L. DOLAN

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Paul J. Dolan
Paul J. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN CHILDREN TRUST FBO THOMAS C. DOLAN

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Matthew J. Dolan
Matthew J. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN CHILDREN TRUST FBO KATHLEEN M. DOLAN

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Paul J. Dolan
Paul J. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN CHILDREN TRUST FBO MARIANNE DOLAN WEBER

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Matthew J. Dolan
Matthew J. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN CHILDREN TRUST FBO DEBORAH DOLAN-SWEENEY

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of December, 2017.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO JAMES L. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ David M. Dolan
David M. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Brian G. Sweeney and Dennis H. Javer, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO THOMAS C. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ David M. Dolan
David M. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO KATHLEEN M. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ David M. Dolan
David M. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO MARIANNE E. DOLAN WEBER

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ David M. Dolan
David M. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Thomas C. Dolan and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO DEBORAH A. DOLAN-SWEENEY

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ David M. Dolan
David M. Dolan, Trustee

2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2017.

TARA DOLAN 1989 TRUST

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

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POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSG Networks Inc. (the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of December, 2017.

RYAN DOLAN 1989 TRUST

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

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